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                          AIM TAX-EXEMPT FUNDS, INC.

                           AIM TAX-EXEMPT CASH FUND
                       AIM TAX-FREE INTERMEDIATE SHARES
                   AIM TAX-EXEMPT BOND FUND OF CONNECTICUT


                      Supplement dated October 19, 1995
                    to the Prospectus dated July 31, 1995


        Effective October 19, 1995, The Bank of New York became the custodian for AIM Tax-Exempt Funds, Inc. The address of The Bank of New York is 110 Washington Street, New York, New York 10286.

        The seventh and last paragraph on page A-3 is revised to read in its entirety as follows:

"AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and AIM TAX-FREE INTERMEDIATE SHARES as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of shares which normally involve payment of initial sales charges, and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to .10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to .25% of such purchases of shares of AIM TAX-FREE INTERMEDIATE SHARES."